Exhibit 10.1

THIRD AMENDMENT TO

LOAN AND SERVICING AGREEMENT AND WAIVER

THIS THIRD AMENDMENT TO LOAN AND SERVICING AGREEMENT AND WAIVER, dated as of July 24, 2017 (the “Amendment”) is entered into among JARDEN RECEIVABLES, LLC (the “Borrower”), NEWELL BRANDS INC., as Servicer (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as a Managing Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Lender (the “Issuing Lender”) and each Managing Agent party hereto. Capitalized terms used herein shall have the meanings specified in the Agreement.

W I T N E S S E T H :

WHEREAS, the Borrower, the Servicer, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto as Committed Lenders, the financial institutions from time to time party thereto as Managing Agents, the Issuing Lender, the Administrative Agent, and PNC Capital Markets, as Structuring Agent, have entered into that certain Loan and Servicing Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower has requested that the Lenders waive the Existing Event of Termination (as hereinafter defined), amend certain provisions of the Loan Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Loan Agreement.

Section 2. Waiver to the Loan Agreement. Each of the Administrative Agent and each Managing Agent party hereto hereby waives any Event of Termination (the “Existing Event of Termination”) that may have occurred under Section 7.01 of the Loan Agreement prior to the date hereof solely as a result of any failure by the Borrower to have at least three managers as required by Section 5.01(i)(vi) of the Loan Agreement

Section 3. Amendment to the Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement shall be and hereby is amended as follows:

(a) Section 5.01(i)(vi) of the Loan Agreement is amended and restated to read as follows:

(vi) at all times have no fewer than two managers, at least one manager of which is an Independent Manager;

(b) Any and all references to “Board of Managers” appearing in the Loan Agreement are hereby deleted and replaced with “board of managers”.

Section 4. Conditions to Amendment. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a) The Borrower, the Servicer, the Administrative Agent, the Issuing Lender and the Managing Agents party hereto shall have executed and delivered this Amendment.

(b) The Administrative Agent shall have received a duly executed Reaffirmation, Consent and Acknowledgment of the Performance Undertaking in the form attached hereto.

Section 5. Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Loan Agreement, as amended, shall remain in full force and effect. Upon the effectiveness of this Amendment, (i) the Borrower and the Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to such agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to such agreement as amended hereby.

Section 6. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

JARDEN RECEIVABLES, LLC

By: SUNBEAM PRODUCTS, INC.
Its: manager and sole member

By	/s/ Bradford R. Turner
Name: Bradford R. Turner Title: Corporate Secretary

NEWELL BRANDS INC., as Servicer

By	/s/ Bradford R. Turner
Name: Bradford R. Turner Title: Corporate Secretary

SIGNATURE PAGE TO THIRD AMENDMENT TO

LOAN AND SERVICING AGREEMENT AND WAIVER

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Managing Agent

By	/s/ Eric Bruno
Name: Eric Bruno Title: Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

LOAN AND SERVICING AGREEMENT AND WAIVER

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Lender and as a Managing Agent

By	/s/ Isaac Washington
Name: Isaac Washington Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

LOAN AND SERVICING AGREEMENT AND WAIVER

ROYAL BANK OF CANADA, as a Managing Agent

By	/s/ Stephen A. Kuklinski
Name: Stephen A. Kuklinski Title: Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO

LOAN AND SERVICING AGREEMENT AND WAIVER

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Managing Agent

By	/s/ Richard Gregory Hurst
Name: Richard Gregory Hurst Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

LOAN AND SERVICING AGREEMENT AND WAIVER

SUNTRUST BANK, as a Managing Agent

By	/s/ Leo Loughead
Name: Leo Loughead Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

LOAN AND SERVICING AGREEMENT AND WAIVER

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF PERFORMANCE GUARANTOR

The undersigned, Newell Brands Inc., heretofore executed and delivered to the Administrative Agent a Performance Undertaking dated October 3, 2016. The undersigned hereby acknowledges and consents to the Third Amendment to Loan and Servicing Agreement and Waiver dated as of the date hereof, and confirms that its Performance Undertaking, and all obligations of the undersigned thereunder, remains in full force and effect. The undersigned acknowledges that the Administrative Agent, the Issuing Lender and the Managing Agents are relying on the assurances provided herein in entering into the Amendment set forth above.

Dated as of July 24, 2017.

NEWELL BRANDS INC.

By	/s/ Bradford R. Turner
Name: Bradford R. Turner Title: Corporate Secretary